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                                                                   EXHIBIT 10.16

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of March 25, 1998, by and among R.F.L. ENTERPRISES, INC., an Indiana corporation ("Seller"), Randal F. Lawrence, an individual resident of the State of Indiana and sole shareholder of Seller ("Lawrence") and NATIONSRENT OF INDIANA, INC., a Delaware corporation (together with its permitted successors and assigns, "Nations").

                              W I T N E S S E T H:

         WHEREAS, Seller presently owns and operates a machine and tool rental business, excluding any real property, real property leases and fixtures (the "Business");

         WHEREAS, Lawrence currently owns one hundred percent (100%) of the issued and outstanding capital stock of Seller;

         WHEREAS, Seller and Lawrence desire to sell and transfer to Nations and Nations desires to purchase and acquire from Seller and Lawrence substantially all the assets, properties and rights related to the Business (the "Acquisition") on the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, in connection with the Acquisition, Nations and Lawrence desire to enter into an employment arrangement (the "Employment Arrangement"), which will include provisions relating to annual compensation, an incentive bonus package and a benefit package; and

         WHEREAS, in connection with the Acquisition, Nations and Lawrence also desire to enter into a five (5) year non-competition arrangement (the "Non-Competition Arrangement").

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:


                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

         Section 1.1. Purchase and Sale of Assets. Upon the terms and subject to the conditions contained herein, Seller shall sell, convey, set over, deliver, assign and transfer to Nations and Nations shall purchase and acquire from Seller, at the Closing (as defined in Section 1.4), the assets referred to or described in this Section 1.1 and the Schedules attached hereto and made a part hereof.

         (a) Transferred Assets. Seller shall sell, transfer, assign, grant, convey and deliver (or cause to be sold, transferred, assigned, granted, conveyed and delivered) to Nations, and Nations


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shall purchase, acquire and accept at the Closing (as defined in Section 1.4 hereof) all of the right, title and interest of Seller in the assets, business, properties, goodwill and rights of Seller of every nature, kind and description, wherever located, tangible and intangible, personal and mixed, which are related to, or used or usable in connection with, the Business, as the same exists on the Closing Date (all of such assets, business, properties, goodwill and rights are collectively referred to hereinafter as the "Transferred Assets") except for the Excluded Assets identified on Schedule 1.1(a). The Transferred Assets to be sold to Nations include, without limitation:

                  (i) all machinery, equipment, scaffolding, hoppers, miscellaneous tools, computers, office equipment, replacement parts, furniture, vehicles, transportation equipment and other tangible assets or property, wherever located, used in the operation of the Business and owned by Seller;

                  (ii) all inventories, raw materials, supplies, works in process and samples, wherever located, used in the operation of the Business and owned by Seller;

                  (iii) all of the right, title and interest of Seller in, to and under any contracts, agreements, commitments, plans, arrangements, leases of personal property, licenses, instruments, that are related to the Business (the "Contracts"), including, without limitation, those listed on Schedule 1.1(a)(iii);

                  (iv) all registrations, licenses, permits, approvals, grants, franchises and consents for operation of the Business;

                  (v) all right, title and interest of Seller in and to any and all patents, trademarks, trademark applications, trade names, copyrights and copyright registrations, know-how, inventions, processes, formulae, and proprietary technical information, logos, designs or other intellectual rights related to the Business;

                  (vi) all databases in all forms, versions and media including all customer lists and records, together with prior and proposed updates, modifications and enhancements thereto, as well as documentation and listing therefor used in the Business;

                  (vii) all computer software in source and object code, and all prior and proposed versions, releases, modifications, updates, upgrades and enhancements thereto, as well as all documentation and listings related thereto used in the Business;

                  (viii) all cash, billed and unbilled accounts receivable, including work in process ("Accounts Receivable"), notes, drafts, advances and other rights to receive the payment of money, insurance policies, rights to receive damages arising out of or for breach or default in respect of any accounts or agreements, and rights to receive payments from customers for goods or services rendered in connection with the Business;

                  (ix) all right, title and interest of Seller in and to all prepaid deposits and other prepaid expenses, all credit balances and rights of Seller under any state unemployment compensation plan or fund relating to employees of the Business hired by Nations;



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                  (x)      the non-exclusive right to possession of all books
         and records, including all sales and credit records, advertising and sales material, literature, financial records, personnel and payroll records and production records of Seller relating to the Business; provided, that Seller shall be entitled to retain copies of all of the foregoing; and

                  (xi) the Business as a going concern and the goodwill thereof and all other property and assets of any member of Seller related to the Business, real or personal, tangible or intangible, of every kind whatsoever and wherever situated.

All of the Transferred Assets shall be conveyed to Nations free and clear of all liabilities, obligations, liens and encumbrances, except for Assumed Liabilities (as defined in Section 1.2).

         (b) Effectuation of Purchase and Sale. The transfer of the Transferred Assets as herein provided shall be effected by bills of sale, endorsements, assignments, subleases, drafts, checks, and other instruments of transfer and conveyance delivered to Nations contemporaneously herewith in form and substance satisfactory to Nations. Seller and Lawrence covenant that they will (i) at any time and from time to time after the Closing Date, execute and deliver such other instruments of transfer and conveyance and do all such further acts and things as may be reasonably requested by Nations to transfer and deliver to Nations or to aid and assist Nations in collecting and reducing to possession, any and all of the Transferred Assets, and (ii) transfer and deliver to Nations or as directed by Nations any cash or other property that Seller or Lawrence may receive after the Closing Date in respect of or arising out of the Transferred Assets. After the Closing Date, at reasonable times and upon reasonable notice, Seller and Lawrence shall have access to, and the right, at its sole cost and expense, to make copies of, the books and records conveyed to Nations hereunder, and Nations shall have access to, and the right, at its sole cost and expense, to make copies of, any minute books, stock books and similar corporate records relating to the Business retained by Seller or Lawrence. Each of Nations, Seller and Lawrence covenants to the other that it will not destroy any of the books and records referred to in the preceding sentence without first offering possession thereof to the other.

         (c) Consents. To the extent requested by Nations, Seller shall use its best efforts to obtain the consent of any parties to any Contracts, including but not limited to those listed on Schedule 1.1(a)(iii) attached hereto, licenses, leases, commitments, sales orders, purchase orders or other agreements being assigned by Seller to Nations hereunder as shall be requested by Nations, which consent shall specifically state that such party consents to the assignment to Nations on substantially the same terms and conditions as were applicable to Seller. If any required consent is not obtained, this Agreement shall not constitute an agreement to assign the instrument relating thereto, and notwithstanding anything herein to the contrary, Nations shall not assume any liability associated with any such contract, license, lease, commitment, sales order, purchase order or other agreement. Seller and Lawrence shall cooperate with Nations in any reasonable arrangement to provide for Nations the benefits under any such contract, license, lease, commitment, sales order, purchase order or other agreement, including enforcement, at the cost and for the benefit of Nations, of any and all rights of Seller against the other party thereto arising out of the breach or cancellation by such party or otherwise; provided, that nothing in this sentence shall constitute a waiver by Nations of any conditions contained in this Agreement.



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         Section 1.2.      Assumed and Retained Liabilities.

         (a) Assumed Liabilities. As partial consideration for the Transferred Assets, effective as of the Closing Date, Nations shall assume and shall thereafter pay when due or cause to be paid when due or otherwise discharged, subject to the limitations contained herein, the following liabilities (the "Assumed Liabilities") of Seller as the same shall exist on and as of the Closing Date:

                  (i) Balance Sheet Liabilities. Certain trade accounts payable and other liabilities as set forth on Schedule 1.2(a)(i) that continue to exist on the Closing Date.

                  (ii)     Leases and Other Contracts.

                           (A) Leases. Certain liabilities and obligations of
                  Seller under each of the Leases set forth on Schedule 1.2(a)(ii)(A) attached hereto (collectively the "Assumed Leases"); provided, that Nations shall not assume or be responsible for any such liabilities or obligations which arise or accrue under the Assumed Leases prior to the Closing Date.

                           (B) Other Contracts. Those liabilities and
                  obligations of Seller under the Contracts as set forth on
                  Schedule 1.1(a)(iii); provided, that Nations shall not assume or be responsible for any such liabilities or obligations which arise or accrue under the Contracts prior to the Closing Date.

                  (iii) Warranty Obligations. Those liabilities and obligations of Seller with respect to goods sold, leased or repaired in the ordinary course of business prior to the Closing Date.

         (b) Retained Liabilities. Nations shall not assume or be liable for any debt, liability or obligation, known or unknown, fixed, contingent or otherwise, of Seller, its stockholders, directors, officers, employees or agents, other than those referred to in Section 1.2(a) (the liabilities and obligations not being assumed by Nations shall collectively be referred to hereinafter as the "Retained Liabilities"). The Retained Liabilities shall include, without limitation, all obligations arising under: (i) any Employee Plan (as defined in Section 2.1(j)) of Seller, unless scheduled as an Assumed Liability; (ii) all loans or advances from, or any other liability to, any stockholder, director, officer, employee or other affiliate of Seller, including, without limitation, all liabilities reflected on the Balance Sheet as shareholder loans and any arising thereafter; (iii) Seller's unpaid note payable balance due to Fort Wayne National Bank; and (iv) any liabilities associated with Seller's real estate. The Retained Liabilities shall be retained by Seller and Seller shall pay when due or cause to be paid when due or otherwise discharged, the Retained Liabilities and in all events will indemnify pursuant to Section 4.1(iii).

         Section 1.3.      Purchase Price.

         (a) Consideration. In consideration for the Transferred Assets, including the Contracts, the Non-Competition Arrangement and the Employment Arrangement, Nations shall assume the Assumed Liabilities as provided in Section
1.2 hereof and, in addition, shall pay the following amounts:



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                  (i)      The Purchase Price. As consideration for the
         Transferred Assets, including the Contracts, Nations shall, at the Closing, make or cause to be made, a payment equal to $2,350,000 (the "Purchase Price") to Seller by wire transfer of immediately available funds to an account or accounts designated by Seller.

         (b) Allocation of Purchase Price. The purchase price referred to in subparagraph 1.3(a)(i) above shall be allocated among the Transferred Assets based upon their relative fair market values, as determined by Nations' appraiser in accordance with the allocation requirements of Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. Seller and Nations agree that each will report the transactions consummated hereunder in accordance with such determination for all federal, state and local tax purposes. Seller, on the one hand, and Nations, on the other hand, also agree to indemnify and hold harmless the other party from and against any and all losses, liabilities and expenses, including, without limitation, additional income taxes and fees and disbursements of counsel, incurred by the indemnified party as a result of the failure of the indemnifying party to so report the transactions consummated hereunder; provided, however, that no party hereunder shall be required to indemnify any other party hereunder for any audit adjustments required to be made by the Internal Revenue Service.

         Section 1.4. Time and Place of Closing. The "Closing" means the time at which the parties hereto consummate the transfer of the Transferred Assets and the assumption of the Assumed Liabilities contemplated hereby. The Closing shall occur at a location and on a date mutually agreed upon by the parties (the "Closing Date").

         Section 1.5. Seller's Closing Deliveries. Prior to or at the Closing, Seller shall deliver to Nations:

         (a) the Transferred Assets, as well as all documents effectuating the transfer of the Transferred Assets, as provided in Section 1.1(b);

         (b) copies of the Articles of Incorporation of Seller, certified by the Secretary of State of Indiana, and the Bylaws of Seller, certified by an officer thereof;

         (c) documentary evidence, in a form satisfactory to Nations, that Seller has obtained all consents and waivers of third parties necessary to the consummation of the transactions contemplated by this Agreement, including, without limitation, the consent of Lull Industries, Inc. ("Lull") to assign the Lull Industries, Inc. Equipment Dealer Agreement, dated as of January 1, 1996, to which Seller is a party (the "Lull Agreement");

         (d) certified copies of resolutions of each Seller's board of directors and shareholders approving all actions taken or to be taken by Seller and its respective officers in connection with the consummation of the transactions contemplated by this Agreement;

         (e) an opinion of counsel for Seller, in form and substance satisfactory to Nations;

         (f) receipts executed by the appropriate parties, dated the Closing Date, acknowledging receipt from Nations of the payments listed in
Section 1.2(a); and



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         (g)      an executed agreement that provides for the Employment
Agreement and the Non-Competition Arrangement provided for in the recitals to this Agreement (the "Employment and Non-Competition Agreement").

         Section 1.6. Nations' Closing Deliveries. Prior to or at the Closing, Nations shall deliverto Seller:

         (a)      the Purchase Price;

         (b) certified copies of resolutions of the board of directors of Nations authorizing the execution of this Agreement and the consummation of the transactions contemplated hereby; and

         (c)      the Employment and Non-Competition Agreement.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties of Seller and Lawrence. Seller and Lawrence represent and warrant to Nations as follows:

         (a) Authorization; Non-Contravention. Seller has, and will have, all requisite power, authority (including any necessary shareholder authorizations), and capacity to execute, deliver and enter into this Agreement and any other agreements contemplated hereby; to perform all of the obligations to be performed by them hereunder and thereunder; and to consummate the transactions contemplated hereby and thereby. Lawrence is competent to, and has the authority to, execute and deliver this Agreement and any other agreements contemplated hereby; and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly authorized, executed and delivered by and is the valid and binding obligation of Seller and is enforceable in accordance with its terms.

         (b) Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and Seller has the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it has been and is now being conducted. Seller is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensure necessary, except where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on the Business. Seller has delivered to Nations true and correct copies of its Articles of Incorporation or other governing documents as amended to date and Bylaws as amended to date.

         (c) Ownership. The persons or entities identified on Schedule 2.1(c) own all of the issued and outstanding capital stock of Seller free and clear of all claims, options, liens, charges, equities, security interests, encumbrances and other restrictions or limitations of any kind whatsoever except as set forth on Schedule 2.1(c).



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         (d)      Financial Statements. Schedule 2.1(d) contains a true,
complete and correct copy of the adjusted balance sheet and profit and loss statement of Seller for the fiscal years ended December 31, 1996 and December 31, 1997 and for the two months ended February 28, 1998 (hereinafter referred to as the "Financial Statements"). Except as disclosed in Schedule 2.1(d), the Financial Statements are complete and correct, and presents fairly the financial condition of Seller as of such dates, and have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), except to the extent that such unaudited financial statements are subject to nonrecurring audit adjustments and do not contain all required footnote disclosures.

         (e) Leased Property. Schedule 2.1(e) hereof is a list, true and correct, of all leases and subleases (collectively, the "Personal Property Leases") with respect to all property, other than real property, leased by Seller as lessee (the "Leased Personal Property"). Seller has delivered to Nations true and correct copies of each of the Personal Property Leases.

         (f) Title and Related Matters. Seller has good, valid and marketable title to all of the Transferred Assets; except for the Leased Personal Property, in which Seller has a valid leasehold interest and has all rights under applicable state laws to maintain leasehold status as applicable, and to maintain the use and benefit of such property as it is being used and enjoyed on the date hereof. Except as identified on Schedule 2.1(f), all the Transferred Assets referred to in the preceding sentence are presently owned or held under lease by Seller, free and clear of all mortgages, liens, pledges, charges, security interests, leasehold interests, options to purchase or other encumbrances of any kind or character except: liens for taxes, assessments and governmental charges or levies imposed upon Seller or upon its income or profits, or upon any of its property, other than real property, or upon any part thereof if the same shall not at the time be due and payable. The Personal Property Leases and all other documents and agreements pursuant to which Seller has obtained the right to use any personal property are valid and enforceable in accordance with their respective terms; all licenses, permits and authorizations in any manner related to the operation of the Business, or through the use of the Leased Personal Property, are in good standing, valid and enforceable in accordance with their respective terms; and there is not, under any of the foregoing instruments, documents or agreements, any existing default or event which with notice or lapse of time, or both, would constitute a default caused or affected by Seller or, to the best knowledge of Seller, caused or affected by any other party thereto.

         (g) Absence of Undisclosed Liabilities. As of the date hereof, Seller does not have any indebtedness, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which was not shown on or provided for in full on the Financial Statements or in the notes thereto or related to the Assumed Contracts or Assumed Leases, other than those liabilities incurred in the ordinary course of business since February 28, 1998, the date of the most recent Financial Statements (the "Financial Statements Date").

         (h) Absence of Certain Changes or Events. Since the Financial Statements Date, Seller has not, without Nations' prior written consent, with respect to the Business:

                  (i) issued or sold, or contracted to sell, any of the stock, notes, bonds, or other securities or interests of Seller, or any option to purchase the same, or entered into any agreement with respect thereto;



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                  (ii)     amended the Articles of Incorporation or Bylaws of
         Seller;

                  (iii) except as disclosed in Schedule 2.1(h)(iii), made any capital expenditures or commitments for the acquisition, lease or construction of any property, plant or equipment;

                  (iv) entered into any material transaction inconsistent in any respect with the past practices of the Business and have not conducted the Business in any manner materially inconsistent with past practices;

                  (v) incurred any damage, destruction, requisition, taking or similar loss or casualty event (whether or not covered by insurance);

                  (vi) suffered any loss, or been threatened by any prospective loss, of any dealer or supplier or alteration of any contractual arrangement with any dealer or supplier the loss or alteration of which would have a material adverse effect on the Business;

                  (vii) incurred or accrued any material liability or obligation (absolute or contingent) or made any material expenditure, other than such as may have been incurred or made in the ordinary course of business.

                  (viii) incurred any indebtedness for money borrowed from any third parties or affiliates, other than trade payables in the ordinary course, amended any agreement relating to existing indebtedness, or made any loans or advances to any third parties or affiliates;

                  (ix) permitted the occurrence or continuance of any default under any agreement;

                  (x) made any acquisition of stock of, all or substantially all of the assets of, or merged or consolidated with, any entity;

                  (xi) except as required by ERISA, adopted, amended in any material respect or terminated any Employee Plan, severance plan or collective bargaining agreement or make awards or distributions under any Employee Plan not consistent with past practice or custom;

                  (xii) created, assumed or permitted to exist any lien, pledge, security interest, encumbrance or mortgage of any kind on any of its properties or assets other than liens existing on the date hereof as set forth on Schedule 2.1(f) hereof;

                  (xiii) initiated any legal proceedings, including suits and administrative proceedings;

                  (xiv) entered into, made any amendment of or terminated any material lease or any material contract or agreement except in the ordinary course of business;




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In addition, since the Financial Statements Date;

                  (A) there has been no material adverse change in the business, operations, earnings, assets, financial condition or prospects of Seller, and no event or events that would materially and adversely affect the business, earnings, assets, condition (financial or otherwise) or prospects of Seller has occurred;

                  (B) there has been no declaration, setting aside or payment of any distribution or dividend in respect of the capital stock of Seller;

                  (C) there has been no sale of Seller's accounts receivable;

                  (D) there has been no purchase or disposal of, or execution of a contract to purchase or dispose of, or grant or receipt of an option to purchase or sell, any of the properties or assets of Seller except in the ordinary course of business;

                  (E) except for normal annual compensation increases, there has not been any increase in the rate of compensation payable or to become payable to the directors, officers or employees of Seller or any increase in the amounts paid or payable to such directors, officers or employees under any bonus, insurance, pension or other benefit plan, or any arrangements therefor made for or with any of said officers or employees;

                  (F) Seller has not adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees;

                  (G) there has been no change in any material accounting principle, procedure or practice followed by Seller or in the method of applying any such principle, procedure or practice;

                  (H) Seller has not engaged in any transaction with any affiliate thereof nor made any loan or advance to any affiliate thereof other than advances or reimbursements for travel and entertainment costs consistent with past practices.

         (i) Contracts. Schedule 2.1(i) contains a complete list or description of (a) each material license, contract, agreement, commitment and undertaking (whether written or oral) relating to Seller's business, or to which Seller is a party, (b) each loan or credit agreement, security agreement, guaranty, indenture, mortgage, pledge, conditional sale or title retention agreement, equipment obligation, lease purchase agreement or other instrument evidencing indebtedness relating to Seller, or to which Seller is a party, and
(c) each contract, agreement, commitment or undertaking whether or not fully performed, between Seller and any officer, director, shareholder, affiliate, consultant or other employee of Seller (d) each contract, agreement, commitment and undertaking (whether written or oral) relating to the provision of services by Seller. Seller has not breached or improperly terminated any contract and is not in default under any contract by which it is bound, and there exists no condition or event which, after notice or lapse of time or both, would constitute any such breach, termination or default caused or affected by Seller. Seller has delivered to, or have made available to, Nations true, correct and complete copies of each written contract listed in
Schedule 2.1(i), and all modifications and amendments thereto.

         (j) Employee Benefit Plans. Except as disclosed in Schedule 2.1(j), Seller has no pension, retirement, profit-sharing, deferred compensation, bonus or other incentive plan, any other employee program, arrangement, agreement or understanding, any medical, vision, dental or other health plan, any life insurance plan, severance plan or any other employee benefit plan (each an "Employee Plan") subject to the Employee Retirement Income Security Act of 1974, as amended.

         (k) Non-Contravention; Consents. Except as set forth in Schedule 2.1(k) hereof, the execution and delivery of this Agreement and the consummation of any of the transactions contemplated hereby by Seller does not and will not:

                  (i) violate any provision of the governing documents of Seller;

                  (ii) violate, or result with the passage of time in the violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the properties necessary for the conduct of the Business pursuant to any provision of, any mortgage, lien, lease, contract, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Seller is a party or by which any of its properties or assets are bound;

                  (iii) violate any law, order, judgment or decree to which Seller is subject;

                  (iv) constitute an event of default or an event permitting termination of any agreement to which Seller is a party or to which it or any of its properties is subject.

Except as provided in Schedule 2.1(k), no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution, delivery and performance of this Agreement by Seller and the consummation by each of them of any of the transactions contemplated hereby.

         (l) Labor Relations. There are no agreements with, or pending petitions for recognition of, any labor union or association as the bargaining agent or representative for any or all of Seller's employees, and no such petitions have been pending at any time within two (2) years of the date of this Agreement, and there has been no organizing effort by any union or other group seeking to represent any employees of Seller as their bargaining agent or representative at any time within two (2) years of the date of this Agreement.

         (m) Receivables. As of the date hereof: (A) no event has occurred that would, under Seller's practices when the Financial Statements were prepared, require a significant increase in the ratio of (i) the reserve for uncollectible accounts receivable to (ii) the Accounts Receivable of Seller, and
(B) there has been no material adverse change in the composition of such Accounts Receivable in terms of aging. There is no contest, claim or right of set-off contained in any written agreement with any account debtor relating to the amount or validity of any Account Receivable, all Accounts

Receivable of Seller are and will be, unless previously collected, valid and collectible, other than Accounts Receivable which do not exceed, in the aggregate, the reserve for uncollected accounts reflected in the Financial Statements. As of the date hereof and as of the Closing Date, all notes receivable of Seller were, are and will be, respectively, unless previously collected, valid and collectible and there is no contest, claim or right of set-off contained in any written agreement with any note maker relating to the amount or validity of any note. With respect to a claim for indemnity under
Section 4.1 and Section 4.3 hereof arising out of a breach of the representations and warranty contained in this Section 2.1(m), such claim will not be made until an Account Receivable is more than one year past due and, in connection with payment of such claim, such Account Receivable will be assigned to Seller.

         (n) Customers and Suppliers. Since the Financial Statements Date, there has not been any material adverse change in the business relationship of the Business with any of its respective customers or suppliers nor has Seller been involved in any material controversy with any of their respective customers or suppliers.

         (o) Insurance. Set forth in Schedule 2.1(o) hereof is a true, correct and complete schedule of all insurance policies or binders of insurance or programs of self-insurance that relate to the Business. The coverage under each such policy and binder is in full force and effect, and no notice of cancellation or nonrenewal with respect to, or disallowance of any claim under, any such policy or binder has been received by Seller. Seller has no knowledge of any fact or the occurrence of any event which reasonably might form the basis of any claim against Seller relating to its business or operations or any of its assets or properties covered by any of the policies or binders set forth in
Schedule 2.1(o), which claim Seller has reason to believe will materially increase the insurance premiums payable under any such policy or binder.

         (p)      Patents, Trademarks, Etc.

                  (i) Schedule 2.1(q)(i) hereof sets forth a true and complete list, including, where applicable, the date of registration, serial or registration number or patent number, of Seller's United States (including the individual states and territories of the United States) and foreign registered trademarks, service marks and trade names; trademark, service mark and trade name applications; product designations and model numbers; unexpired patents; pending and filed patent applications; and registered copyrights (collectively, the "Intellectual Property").

                  (ii) Seller has not, whether directly, contributorily or by inducement, within any time period as to which any potential liability of Seller is not barred by statute, infringed any patent, trademark, service mark, trade name or copyright or misappropriated any intellectual property of another, or received from another any notice, charge, claim or other assertion in respect thereto or committed any acts of unfair competition.

                  (iii) Seller has not, within any time period as to which any potential liability of another person is not barred by statute, sent or otherwise communicated to such other person any notice, charge, claim or other assertion of, or has any knowledge of, present, impending or threatened patent, trademark, service mark, trade name or copyright infringement by such other person, or misappropriation of any Intellectual Property of Seller by such other person or any acts of unfair competition by such other person.

         (q) Litigation. No litigation, action, suit, proceeding or investigation is pending or threatened against Seller, or Seller's properties, assets or capital stock. Seller is not subject to, or in default in respect of, any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality. No action, suit, proceeding or investigation pending, threatened, or related to the properties or businesses of Seller that might adversely affect or restrict the ability of Seller to consummate the transactions contemplated hereby.

         (r) Unlawful Payment. Seller has not made, directly or indirectly, with respect to the business of Seller, any illegal political or illegal charitable contributions, payments from corporate or partnership funds not recorded on the books and records of Seller, payments from corporate funds that were falsely recorded on the books and records of Seller, payments from corporate funds to governmental officials in their individual capacities for the purpose of affecting their action or the action of the government they represent to obtain favorable treatment in securing businesses or licenses or to obtain special concessions or payments to any officers, employees or agents of a customer or supplier for the purpose of influencing their action or inaction or the action or inaction of any other officer, employee or agent of such customer or supplier.

         (s) Compliance with Laws; Environmental Compliance. Seller has complied with and made all filings required pursuant to all federal, state, municipal or local constitutional provisions, laws, ordinances, rules, regulations and orders in connection with the conduct of the Business, including, without limitation, all rules and regulations of any federal or state environmental agency applicable thereto. Seller has all governmental licenses, permits and authorizations necessary for the conduct of its business as currently conducted (the "Permits") and all such Permits are in full force and effect, and no violations exist in respect of any such Permits, and no proceeding is pending or threatened to revoke or limit any thereof. Seller has not violated, and has no knowledge of any alleged or potential violation of, any such constitutional provisions, laws, ordinances, rules, regulations or orders, cured or not, or any injunction or governmental order or decree.

         (t) Restrictive Covenants. Except as identified on Schedule 2.1(t) and except as contemplated by this Agreement, Seller and Lawrence are not bound by any agreement, contract or covenant limiting its freedom to compete in any line of business or with any person or other entity in any geographic area.

         (u) Tax Matters. For purposes of this Agreement, "Taxes" or "Tax" means all net income, capital gains, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, or windfall profit taxes, customs duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority ("Taxing Authority") upon Seller.

                  (i) Seller has filed when due all federal, foreign, state, and local tax returns, tax information returns, reports, and estimates for all years and periods (and portions thereof) ending on or before the Closing Date for which any such returns, reports or estimates were due. All such returns, reports, and estimates were prepared in the manner required by applicable law, and all Taxes shown thereby to be payable have been paid when due.

                  (ii) Seller has withheld or will withhold amounts from the compensation and other payments due and payable to its employees and have filed or will file all federal, foreign, state, and local returns and reports with respect to employee income tax withholding and social security and unemployment taxes for all periods (or portions thereof) ending on or before the Closing Date, in compliance with the provisions of the Code and other applicable federal, foreign, state, and local laws.

                  (iii) Seller has paid all federal, state, local, and foreign Taxes, which are due and owing with respect to all periods, or portions thereof, ending on or before the Closing Date.

                  (iv) There are no material claims or investigations by any Taxing Authority pending or, to the best knowledge of Seller and Lawrence, threatened against Seller for any past due Taxes; and there has been no waiver of any applicable statute of limitations or extension of the time for the assessment of any Tax against Seller.

                  (v) Seller has never been, nor is it currently, a party to any agreement relating to the sharing of any liability for, or payment of, taxes with any other person or entity.

         (v) Bank Accounts. Schedule 2.1(v) hereof is a true, correct and complete list of each bank, savings and loan, or other financial institution, in which Seller has an account, including cash contribution accounts, or safe deposit boxes, and, to the extent practicable, the names of all persons authorized to draw thereon or to have access thereto.

         (w) Employees; Compensation. Schedule 2.1(w) hereof is a true, correct and complete list of all employees of Seller and all salary, bonuses and other compensation paid or payable to such employees with respect to the current fiscal year. Except as set forth on Schedule 2.1(w), there are no outstanding liabilities or amounts due to shareholders, directors, officers or employees (other than unpaid base salary, accrued vacations and cash advances in the ordinary and normal course of business and not material in the aggregate) or other related parties of Seller.

         (x) Brokers. Seller and Lawrence have not expressly or impliedly engaged any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby, nor is there any commission, fee or other compensation due or to become due to any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby.

         (y) Necessary Assets. The Transferred Assets constitute all the properties (real and personal, tangible and intangible), rights and interests necessary for the conduct by Nations of the Business as now being conducted by Seller.

         (z) Accuracy of Information Furnished. No statement by Seller or Lawrence contained in this Agreement, in any Schedule hereto, and no statement contained in any certificate or other instrument or document furnished or to be furnished by or on behalf of Seller or Lawrence to Nations pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is required to be stated herein or therein or which is necessary to make the statements contained herein or therein in light of the circumstances under which they were made, not misleading; provided, however, that with respect to any projections furnished to Nations, Seller and Lawrence represent and warrant only that such projections were prepared in good faith and were based upon assumptions that Seller and Lawrence believe to be reasonable.

         (aa) Inventory. The values at which the inventories of Seller are shown on the Financial Statements have been determined in accordance with the normal valuation policies of Seller. The inventories of Seller shown on the Financial Statements and thereafter acquired by Seller in the ordinary course of business consist only of items of a quality and quantity commercially usable or salable in the ordinary course of business. Such inventories represent a reasonable distribution of the types of inventories utilized in the conduct of the Business in accordance with good business practices.

         Section 2.2. Representations and Warranties of Nations. Nations represents and warrants to Seller and Lawrence as follows:

         (a) Authorization. The execution, delivery and performance of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been or will be duly authorized and approved by the Board of Directors of Nations. Nations has the power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and the other agreements contemplated hereby, when executed and delivered will be, duly and validly executed and delivered by, and is and will be, as appropriate, the valid and binding obligations of Nations in accordance with its terms.

         (b) Organization. Nations is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Nations has the corporate power and authority to own and lease its properties and assets and to carry on its business as now being conducted. Nations is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensure necessary, except where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on its business. Nations has delivered to Seller true and correct copies of its Certificate of Incorporation and Bylaws.

         (c) Non-Contravention; Consents. The execution and delivery of this Agreement and the consummation of any of the transactions contemplated hereby does not and will not:

                  (i) violate any provision of the Certificate of Incorporation or Bylaws of Nations;

                  (ii) violate, or result with the passage of time in the violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the properties necessary for the conduct of the business of Nations or provision of, any mortgage, lien, lease, contract, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Nations is a party or by which any of its respective properties or assets are bound;

                  (iii) violate any law, order, judgment or decree to which Nations is subject;

                  (iv) constitute an event of default or an event permitting termination of any agreement to which Nations is a party or to which any of its respective properties is subject.

No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution, delivery and performance of this Agreement by Nations and the consummation of the transactions contemplated hereby.

         (d) Brokers. Nations has not expressly or impliedly engaged any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby, nor is there any commission, fee or other compensation due or to become due to any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby.

         (e) Litigation. There is no action, suit, proceeding or investigation pending or threatened against Nations that might adversely affect or restrict the ability of Nations to consummate the transactions contemplated hereby.


                                   ARTICLE III

                                    COVENANTS

         Section 3.1.      Covenants of Seller and Lawrence.

         (a) Notification. Seller and/or Lawrence shall give prompt notice to Nations of (i) any notice of, or other communication received by them relating to, a default or event that with notice or lapse of time or both would become a default, or which would cause any warranty or representation of Seller and/or Lawrence to be untrue or misleading in any material respect, under this Agreement, (ii) any notice or other communication received by them from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated hereby and (iii) any knowledge received by them that would cause the representations and warranties contained in Section 2.1(s) to not be true and correct, including, without limitation, any knowledge received from Nations.

         (b) Cooperation. Following the execution of this Agreement, Seller and/or Lawrence, at the request of Nations where appropriate, will:

                  (i) comply promptly with all filing requirements that foreign, federal or state law may impose on Seller with respect to the transactions contemplated hereby;

                  (ii) use their best efforts to obtain any further consent, authorization or approval of, or exemption by, any governmental authority or agency necessary in connection with the consummation of the transactions contemplated hereby;

                  (iii) cooperate with Nations in the filing of any necessary or advisable applications, reports or other documents with any federal or state governmental agencies or authorities with respect to the Acquisition and the consummation of the related transactions contemplated hereby (including any financing related to such transactions), including, without limitation, the transfer of any Permits, and in seeking and obtaining from such agencies or authorities all necessary or advisable approvals or authorizations of said acquisition and transactions;

                  (iv) use their best efforts to obtain any further consent, authorization or approval of any third party, including without limitation their landlords and lessors, necessary to consummate the transactions contemplated hereby, including without limitation any and all consents, authorizations and approvals necessary for the assignment of rights for security to lenders of Nations, which consent, authorization or approval shall specifically state that such party consents to the assignment to Nations on substantially the same terms and conditions as were applicable to the Seller.

         (c) Employees. Seller and Lawrence agree that they shall use their best efforts to assure that Seller's employees employed in connection with the Business remain in the employ of Seller.

         (d) Right to Investigate. Seller and Lawrence shall afford to the officers, employees and authorized representatives of Nations free and full access, during normal business hours and upon reasonable prior notice, to the offices, properties, books and records of Seller in order that Nations may have full opportunity to complete the consummation of the transactions contemplated hereby, and Seller and Lawrence shall furnish Nations with such additional financial and operating data and other information relating to the assets, property and business of Seller as Nations shall from time to time reasonably request. Nations shall indemnify Seller and Lawrence for any physical damage caused to the offices, properties, books and records of Seller and Lawrence by any officer, employee or authorized representative of Nations during the course of its investigations pursuant to this Section 3.1(d). The representations, warranties and agreements of each of the parties hereto shall be effective regardless of, and shall not be affected by, any investigation that any party has undertaken or failed to undertake.

         (e) Evidence of Title. Seller and Lawrence shall provide Nations with such title insurance policies, title reports, UCC reports or other documentary evidence as Nations shall reasonably request in order to confirm the accuracy of Seller and Lawrence's representations set forth in Section 2.1(f) relating to the existence of liens or encumbrances affecting the Transferred Assets.

         (f) Employee Plans. Following the Closing Date, Seller shall comply with the terms of the Employee Plans and with all laws, rules and regulations relating to the Employee Plans.

         (g) Short-Term Lease. At or after the Closing and if requested in writing by Buyer within five (5) days prior to Closing, Seller or Lawrence, as applicable, shall enter into a lease agreement with Buyer for the lease of the real property used by Seller in connection with the Business. Such lease agreement shall be in a form satisfactory to Buyer and Seller or Lawrence, as applicable, and shall include the following terms:

                  (i)      a term of not more than six (6) months;

                  (ii)     monthly rental in the amount of $2,500; and

                  (iii)    standard warranties and indemnities by lessee.

         Section 3.2.      Covenants of Nations.

         (a) Notification. Nations shall give prompt notice to Seller or Lawrence of (i) any notice of, or other communication received by Nations subsequent to the date of this Agreement relating to an event that would cause any warranty or representation of Nations to be untrue or misleading, under this Agreement, and (ii) any notice or other communication of any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

         (b) Consents. As soon as practicable following the execution of this Agreement, Nations, with the cooperation of Seller and/or Lawrence where appropriate, will:

                  (i) comply promptly with all filing requirements which foreign, federal or state law may impose on Nations with respect to the transactions contemplated hereby;

                  (ii) use its best efforts to obtain any consent, authorization or approval of, or exemption by, any governmental authority or agency necessary in connection with the consummation of the transactions contemplated hereby;

                  (iii) cooperate with Seller in the filing of any necessary or advisable applications, reports or other documents with any federal or state governmental agencies or authorities with respect to the sale by Seller of the Transferred Assets and the consummation of the related transactions contemplated hereby (including any financing related to such transactions), and in seeking and obtaining from such agencies or authorities all necessary or advisable approvals or authorizations of said acquisition and transactions;

         Section 3.3. Certain Joint Covenants. Subject to the terms and conditions of this Agreement, Seller, Lawrence and Nations will use their best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement and not to undertake any course of action inconsistent with such intended result.

                        ARTICLE IV: CONDITIONS TO CLOSING

         Section 4.1. Conditions to Nations' Obligations. The obligation of Nations to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Nations:

         (a) Representations and Warranties. Each of the representations and warranties of Seller and Lawrence made in Section 2.1 of this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing Date as though made at such time.

         (b) Covenants. Seller and Lawrence shall have performed and complied with all covenants and agreements required to be performed or complied with by them at or prior to the Closing Date.

         (c) Material Adverse Change. Since the date hereof, there shall have occurred no material adverse change, or discovery of a condition or occurrence of any event that might result in any such change, in the condition (financial or otherwise), business, assets, properties, operations or prospects of Seller or the Business.

         (d) Consents. All consents necessary to consummate the transactions contemplated hereunder shall have been obtained and satisfied including, without limitation, the consent of Lull to assign the Lull Agreement.

         (e) No Proceeding or Litigation. No litigation, action, suit, investigation, claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

         (f) Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents delivered hereunder or incidental hereto shall, in the reasonable judgment of Nations, be satisfactory to Nations, and if requested by Nations, to Jones, Day, Reavis & Pogue, counsel to Nations.

         (g) Certificate of Sellers. At the Closing, Seller shall have delivered to Nations a Certificate signed by Seller's President, and attested to by their Secretary or an Assistant Secretary, and dated the Closing Date, to the effect that to the best of the knowledge and belief of such officers the conditions specified in Sections 4.1(a), (b), (c) and (d) have been fulfilled.

         (h) Certificate; Documents. Seller shall have delivered the certificates, opinion of counsel and other documents required by Sections 1.5.

         (i) Satisfaction of Indebtedness. Seller shall deliver to Nations evidence, satisfactory to Nations, that the Transferred Assets are transferred to Nations free and clear of all liabilities, obligations, liens and encumbrances, except for Assumed Liabilities.

         Section 4.2. Conditions to Seller's and Lawrence's Obligations. The obligations of Seller and Lawrence to consummate the transactions provided for by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Seller and Lawrence:

         (a) Representations and Warranties. Each of the representations and warranties of Nations made in Section 2.2 of this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing Date as though made at such time.

         (b) Covenants. Nations shall have performed and complied with all covenants and agreements required to be performed or complied with by it at or prior to the Closing Date.

         (c) No Proceeding or Litigation. No litigation, action, suit, investigation, claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

         (d) Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents delivered hereunder or incidental hereto shall, in the reasonable judgment of Seller and Lawrence, be satisfactory to Seller and Lawrence, and if requested by Seller and Lawrence, to Baker & Daniels, counsel to Seller and Lawrence.

         (e) Certificate of Nations. At the Closing, Nations shall have delivered to Sellers a Certificate signed by the President or a Vice President of Nations, and attested to by the Secretary or an Assistant Secretary of Nations, and dated the Closing Date, to the effect that to the best of the knowledge of such officers the conditions specified in Section 4.2(a) and (b) have been fulfilled.

         (f) Certificates; Documents. Nations shall have delivered the certificates and other documents required by Section 1.6.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.1. Indemnification by The Seller and Lawrence. From and after the Closing Date, Seller and Lawrence, jointly and severally, shall indemnify and save and hold Nations, and any director, officer, employee, agent or representative of Nations, harmless from and against any and all liability, loss, cost, judgments, damage (including consequential damages), punitive damages, civil and criminal penalties or expense (including reasonable attorneys' fees) whatsoever resulting from or arising out of or in connection with (i) any breach of any representation or warranty of Seller and Lawrence,
(ii) any breach of any covenant or obligation of Seller and/or Lawrence contained herein, or (iii) any liability or obligation whatsoever in respect of the conduct of the Business or the ownership or use of any of the Transferred Assets prior to the Closing Date, including, without limitation, the Retained Liabilities, but not including the Assumed Liabilities.

         Section 5.2. Indemnification by Nations. From and after the Closing Date, Nations shall indemnify and save and hold Seller and Lawrence harmless from and against any and all liability, loss, cost, judgments, damage (including consequential damages) or expense (including reasonable attorneys' fees) whatsoever resulting from, arising out of or in connection with (i) the Assumed Liabilities, (ii) any breach of any representation or warranty of Nations contained herein, (iii) any breach of any covenant or obligation of Nations contained herein, or (iv) any liability or obligation whatsoever in respect of the conduct of the Business or the ownership or use of any of the Transferred Assets after the Closing Date other than the Retained Liabilities.

         Section 5.3. Claims. In the event Nations, Seller or Lawrence (the "Claimant") desires to make a claim against the other (the "Indemnitor") under
Section 5.1 or 5.2 hereof, the Claimant shall give prompt notice to the Indemnitor of the institution of any actions, suits or proceedings and demands at any time instituted against or made upon Claimant, or any state of facts known to Claimant in connection with which the Claimant would claim indemnification under Section 5.1 or

5.2; provided, however, that the failure of any Claimant to give notice as provided herein shall not relieve the Indemnitor of its obligations under
Section 5.1 or 5.2, except to the extent that the Indemnitor's position has been materially adversely affected by such failure. Indemnitor shall have the right, but not the obligation, to assume the defense of any action, suit or proceeding for which there is a claim for indemnification hereunder, provided that the Indemnitor affirmatively assumes, in writing, the obligation to pay the loss, cost, damage and expense arising from the claim of which defense is assumed. If Indemnitor does not assume the defense of any such action, suit or proceeding before the earlier to occur of (i) the thirtieth (30) day after receipt of notice, or (ii) five days or any shorter period of time, if necessary, before the date an answer or similar response to an initiation of judicial proceedings is due, the Claimant shall, upon further notice to the Indemnitor, have the right to undertake, at the expense of the Indemnitor, the defense, compromise, or settlement of such claim on behalf of and for the account and risk of the Indemnitor, subject to the right of the Indemnitor to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof; provided, however, that the exercise of the right of Indemnitor to assume the defense of such claim, once the Claimant has undertaken the defense, compromise or settlement of such claim in accordance with this Section 5.3, shall not prejudice the Claimant. Anything in this Article V to the contrary notwithstanding, (i) if there is a reasonable probability that such an action, suit or proceeding may materially and adversely affect the Claimant despite the indemnity of the Indemnitor, the Claimant shall have the right to defend, at its own cost and expense, and to compromise or settle such action, suit or proceeding; provided, however, that the Indemnitor shall have given written consent for such compromise or settlement, and (ii) the Indemnitor shall not, without the written consent of the Claimant, which consent may not be unreasonably withheld, settle or compromise any such action, suit or proceeding or consent to the entry of any judgment. The Indemnitor shall remain fully liable for its obligation of indemnity despite any action by the Claimant under the preceding sentence. With respect to liquidated claims, if within thirty (30) days the Indemnitor has not contested said claim in writing, the Indemnitor will pay the full amount thereof in cash within ten (10) days after the expiration of such period. Each party shall be responsible for its own expenses in any arbitration or litigation between the parties hereto and any expenses not attributable to either party, such as the cost of a third-party arbitrator (in the event that the parties agree to arbitration), shall be shared equally by the parties.

         Section 5.4. Time Limitations on Claims for Indemnification. The right of Nations to indemnification under Section 5.1 shall apply only to those claims for indemnification that are given pursuant to this Agreement on or before the respective dates set forth below:

         (a) Any claim for indemnification relating to any breach of the representations and warranties set forth in Section 2.1(u) shall be made on or before forty-five days after the expiration of the applicable statute of limitations (and any waivers or extensions thereof) applicable to any claim arising in connection with any breach of any such representations and warranties;

         (b)       No time limit shall apply to any right to indemnification

with respect to any breach of any representation or warranty contained in Sections 2.1(a), (b), (f), or (s); and

         (c)       Any claim for indemnification not referred to in subsections
(a) or (b) of this Section 4.4 shall be made on or before the date which is three (3) years following the Closing Date.

         Section 5.5. Threshold Amount. Seller and Lawrence shall not be required to indemnify and save and hold Nations, and any director, officer, employee, agent or representative of Nations, harmless under Section 5.1 unless and until the amount of such indemnification equals $10,000 in the aggregate (the "Threshold Amount") in which event Seller and Lawrence shall be obligated to indemnify Nations, and Nations may assert its right to indemnification hereunder to the full extent of all amounts relating to such right, including amounts that are less than the Threshold Amount.


                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. Survival of Representations and Warranties. The representations and warranties contained in this Agreement, and in any Schedule delivered pursuant hereto, shall survive the Closing Date. Each of the covenants and other agreements contained herein shall survive the Closing Date.

         Section 6.2. Entire Agreement; Assignment. This Agreement, including the Schedules attached and delivered pursuant hereto, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party hereto except that Nations may assign its rights and responsibilities hereunder to an affiliate without the prior written consent of Seller or Lawrence. No assignment pursuant to this Section 6.2, however, shall release the assignor or any other person of any obligations or liabilities hereunder.

         Section 6.3. Validity; Severability. Each Article, section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Agreement shall be determined to be unlawful, invalid or unenforceable, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect. In substitution for any provision of this Agreement held unlawful, invalid or unenforceable, there shall be substituted a provision of similar import reflecting the original intent of the parties hereto to the fullest extent permissible under law.

         Section 6.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by cable, telegram or telex, by registered or certified mail (postage prepaid, return receipt requested) or by facsimile, the receipt of which is acknowledged, to the respective parties as follows:

         If to Seller:

                  R.F.L. Enterprises, Inc.
                  4440 Secretary Drive
                  Fort Wayne, Indiana  46808
                  Attention: Randal F. Lawrence

         With copies to:

                  Baker & Daniels
                  111 East Wayne Street, Suite 800
                  Fort Wayne, Indiana 46802-2603
                  Attention: Steven H. Hazelrigg, Esq.

         If to Lawrence:

                  Randal F. Lawrence
                  4440 Secretary Drive
                  Fort Wayne, Indiana 46808

         With copies to:

                  Baker & Daniels
                  111 East Wayne Street, Suite 800
                  Fort Wayne, Indiana 46802-2603
                  Attention: Steven H. Hazelrigg, Esq.

         If to Nations:

                  NationsRent of Indiana, Inc.
                  Leveque Tower
                  50 West Broad Street, Suite 3100
                  Columbus, Ohio 43215
                  Attention: Troy Gabriel

         With copies to:

                  Jones, Day, Reavis & Pogue
                  1900 Huntington Center
                  41 South High Street
                  Columbus, Ohio 43215
                  Attention: Robert J. Gilker, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         Section 6.5. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

         Section 6.6. Waivers. At any time prior to the Closing Date, the parties may (i) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto; or (ii) waive compliance with any of the agreements or conditions contained herein; provided, however, that no failure or delay of any party hereto in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         Section 6.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Indiana, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

         Section 6.8. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 6.9. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement.

         Section 6.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         Section 6.11. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         Section 6.12. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for breach of this Agreement and that the obligations of the parties shall be specifically enforceable.

         Section 6.13. Passage of Title and Risk of Loss. Legal title, equitable title and risk of loss with respect to the Transferred Assets shall not pass to Nations until such assets are transferred at the Closing, which transfer, once it has occurred, shall be deemed effective for tax, accounting and other computational purposes as of midnight (Eastern Time) on the Closing Date.

         Section 6.14. Waiver of Compliance with Bulk Transfer Laws. Nations hereby waives compliance by Seller with the provisions of Article 6 of the Uniform Commercial Code of the State of Indiana, any similar articles or section under the Uniform Commercial Code enacted in any other jurisdiction, or any other bulk transfer laws enacted in any other jurisdiction in which any of the Transferred Assets may be located that may be applicable to the transactions contemplated by this

Agreement. Seller and Lawrence, jointly and severally, agree to indemnify and hold Nations harmless from any and all liabilities, costs, damages, claims, suits and expenses, including reasonable attorneys' fees and expenses and court costs, incurred with regard to creditors of Seller as a result of the failure to comply with such bulk transfer laws other than with respect to Assumed Liabilities.


         IN WITNESS WHEREOF, each of the parties has executed this Agreement, or has caused this Agreement to be executed on its behalf by its duly authorized officers, as the case may be, as of the day and year first above written.

                                       NATIONSRENT OF INDIANA, INC.


                                       By:     /s/ Gene J. Ostrow
                                          --------------------------------------
                                       Name:     Gene J. Ostrow
                                            ------------------------------------
                                       Title:    Executive Vice President
                                             -----------------------------------

                                       R.F.L. ENTERPRISES, INC.


                                       By:     /s/ Randal F. Lawrence
                                          --------------------------------------
                                       Name:     Randal F. Lawrence
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                         /s/ Randal F. Lawrence
                                       -----------------------------------------
                                       Randal F. Lawrence, Individually